Exhibit 5.4

                           LETTER OF CONSENT

TO:   Petrofund Energy Trust



We refer to the Notice of Annual and Special Meeting of Unitholders and Proxy Statement and Information Circular of Ultima Energy Trust ("Ultima") dated April 30, 2004 with respect to a business combination involving Ultima and Petrofund Energy Trust ("Petrofund") and the registration statement on Form F-10 of Petrofund dated April 30, 2004 (the "Registration Statement"). We also refer to the Annual Information Form of Petrofund dated March 15, 2004 (the "AIF").

We hereby consent to the reference to our report contained in the AIF incorporated by reference in the Registration Statement.


                                                   Yours very truly,

                                                   GILBERT LAUSTSEN JUNG
                                                   ASSOCIATES LTD.


                                                   /s/  Wayne W. Chow, P. Eng.
                                                   ---------------------------
                                                   Wayne W. Chow, P. Eng.
                                                   Vice-President


Dated:  April 30, 2004
Calgary, Alberta
CANADA

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                           LETTER OF CONSENT



To:  Petrofund Energy Trust

We refer to the Notice of Annual and Special Meeting of Unitholders and Proxy Statement and Information Circular of Ultima Energy Trust ("Ultima") dated April 30, 2004 with respect to a business combination involving Ultima and Petrofund Energy Trust ("Petrofund") and the registration statement on Form F-10 of Petrofund dated April 30, 2004 (the "Registration Statement"). We also refer to the annual information form of Ultima dated April 30, 2004 (the "AIF").

We hereby consent to the reference to our report contained in the AIF incorporated by reference in the Registration Statement.

                                                 Yours very truly,

                                                 GILBERT LAUSTSEN JUNG
                                                 ASSOCIATES LTD.

                                                 /s/  Dana B. Laustsen, P. Eng.

                                                 Dana B. Laustsen, P.Eng.
                                                 Executive Vice-President
Calgary, Alberta, Canada
April 30, 2004